Exhibit 10.3.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of November 14, 2016, by and between Fusion Telecommunications International, Inc., a Delaware corporation (the “Company”) and Apptix, ASA (the “Investor” and, together with the Company, the “Parties”).

WHEREAS, in connection with, and in consideration of, the transactions contemplated by the Stock Purchase and Sale Agreement (the “Purchase Agreement”), dated November 14, 2016, by and among Fusion NBS Acquisition Corp, a Delaware corporation, the Investor and the Company, the Investor has requested, and the Company has agreed to provide, the registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.           Definitions. As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” of any specified Person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, “control” of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” means any day other than a Saturday, Sunday, any federal holiday or any other day on which banking institutions in the State of New York are authorized or required to be closed by law or governmental action.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Effective Date” means the time and date that a Registration Statement is first declared effective by the Commission or otherwise becomes effective.

“Effectiveness Period” has the meaning given such term in Section 2(b)(i).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Holder” means (i) the Investor, (ii) Newco, if any Shares are issued to such entity pursuant to the terms and upon the conditions set forth in the Purchase Agreement, and (iii) any holder of Registrable Securities to whom registration rights conferred by this Agreement have been transferred in compliance with Section 6(d) hereof.

“Holder Indemnified Person” has the meaning given such term in Section 5(a).

“Initial Filing Date” has the meaning given such term in Section 2(a).

“Losses” has the meaning given such term in Section 5.

“Newco” has the meaning given to such term in the Purchase Agreement.

“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, estate, trust, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means any action, claim, demand, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or, to the knowledge of the Company, to be threatened, whether civil, criminal, administrative or investigative.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any Prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Qualifying Suspension” has the meaning given such term in Section 2(e).

“Registrable Securities” means the Shares; provided, however, that Registrable Securities shall not include:  (i) any Shares that have been registered under the Securities Act and disposed of pursuant to an effective Registration Statement or otherwise transferred to a Person who is not entitled to the registration and other rights hereunder; (ii) any Shares that have been sold or transferred by the Holder thereof pursuant to Rule 144 and the transferee thereof does not receive “restricted securities” as defined in Rule 144; and (iii) any Shares that cease to be outstanding.

“Registration Expenses” has the meaning given such term in Section 4.

“Registration Statement” has the meaning given such term in Section 2(a).

“S-3 Registration Statement” has the meaning given such term in Section 2(a).

“S-1 Registration Statement” has the meaning given such term in Section 2(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Selling Expenses” means any stock transfer taxes applicable to the Registrable Securities and fees and disbursement of counsel for Holder).

“Shares” means the shares of Common Stock issued in the name of the Holder as of the date hereof, all shares of Common Stock, if any, issued to Newco pursuant to the Purchase Agreement, and any other equity interests of the Company or equity interests in any successor of the Company issued in respect of such shares by reason of or in connection with any stock dividend, stock split, combination, reorganization, recapitalization, conversion to another type of entity or similar event involving a change in the capital structure of the Company.

“Suspension” has the meaning given such term in Section 2(f).

“Suspension Notice” has the meaning given such term in Section 2(f).

“Trading Market” means the principal national securities exchange on which Registrable Securities are listed.

“Unless the context requires otherwise: (a)  references to Sections refer to Sections of this Agreement; (b) the terms “include,” “includes,” “including” and words of like import shall be deemed to be followed by the words “without limitation”; (c)  unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (d) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (e) references to any law or statute shall include all rules and regulations promulgated thereunder, and references to any law or statute shall be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law or statute; (f) references to any Person include such Person’s successors and permitted assigns; and (g) references to “days” are to calendar days unless otherwise indicated.

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2.           Registration Procedures; Transfer of Shares After Registration; Suspension.

(a)          No later than (9) months following the date hereof, the Company shall prepare and file with the Commission (the “Initial Filing Date”), a registration statement on Form S-3 (or any successor to Form S-3), covering the resale of the Registrable Securities and, if applicable, the distribution of the Registrable Securities to the shareholders of the Investor (the “S-3 Registration Statement”) and as soon as reasonably practicable thereafter but in no event later than ninety (90) days following the Initial Filing Date to effect such registration and any related qualification or compliance with respect to all Registrable Securities held by the Holder. In the event that Form S-3 (or any successor form) is or becomes unavailable to register all of the Registrable Securities, the Company shall prepare and file with the Commission, by no later than the Initial Filing Date, a registration statement on Form S-1 (or any successor to Form S-1), covering the resale of the Registrable Securities and, if applicable, the distribution of the Registrable Securities to the shareholders of the Investor (the “S-1 Registration Statement” and such S-1 Registration Statement and/or the S-3 Registration Statement, as applicable, the “Registration Statement”)) and, as soon as reasonably practicable thereafter, but in no event later than ninety (90) days following the Initial Filing Date, to effect such registration and any related qualification or compliance with respect to all Registrable Securities held by the Holder. If the Company is not eligible to use Form S-3 at the Initial Filing Date, and the Company subsequently becomes eligible to use Form S-3 during the Effectiveness Period (as defined below), the Company shall file, as promptly as reasonably practicable, a new S-3 Registration Statement covering the resale of the Registrable Securities and, if applicable, the distribution of the Registrable Securities to the shareholders of the Holder and replace the S-1 Registration Statement with the new S-3 Registration Statement upon the effectiveness of the new S-3 Registration Statement. Notwithstanding the foregoing, in the event that the Commission will not permit the registration of the distribution of the Registrable Securities from the Investor to its shareholders on the Registration Statement or such Registration Statement shall not be effective to permit the shareholders of the Investor to sell any and all such Registrable Securities without restriction no later than twelve (12) months following the date hereof, the Company shall take such actions as is necessary, including the filing of a registration statement on another form permitted by the Commission, including Form S-4 if so permitted, to provide the shareholders of the Investor with Registrable Securities that may be resold by such shareholders without restriction, including, for the avoidance of doubt, any holding period or volume restrictions under Rule 144.

(b)          The Company shall, during the Effectiveness Period, use all commercially reasonable efforts to:

(i)          prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary or advisable to keep the Registration Statement current and effective for the Registrable Securities held by the Holder for a period ending on the earlier of (i) the date on which all Registrable Securities may be sold by the Holder without any restriction under Rule 144 or (ii) such time as all Registrable Securities have been sold pursuant to a registration statement or Rule 144 (collectively, the “Effectiveness Period”). The Company shall notify Holder promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the Commission and advise the Holder that the form of Prospectus contained in the Registration Statement or post-effective amendment thereto, as the case may be, at the time of effectiveness meets the requirements of Section 10(a) of the Securities Act or that it intends to file a Prospectus pursuant to Rule 424(b) under the Securities Act that meets the requirements of Section 10(a) of the Securities Act;

(ii)         furnish to the Holder with respect to the Registrable Securities registered under the Registration Statement such number of copies of the Registration Statement and the Prospectus (including supplemental prospectuses) filed with the Commission in conformance with the requirements of the Securities Act and such other documents as the Holder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Holder;

(iii)        make any necessary blue sky filings;

(iv)        advise the Holder, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission delaying or suspending the effectiveness of the Registration Statement or of the initiation of any Proceeding for that purpose; and it will promptly use all commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

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(v)         with a view to making available to the Holder the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Holder to sell Registrable Securities to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as such term is understood and defined in Rule 144, until the earlier of (A) such date as all of the Registrable Securities qualify to be resold immediately pursuant to Rule 144 or any other rule of similar effect during any three-month period without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1), or (B) such date as all of the Registrable Securities shall have been resold pursuant to Rule 144 (and may be further resold without restriction); (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Holder upon request, as long as the Holder owns any Registrable Securities, (A) a written statement by the Company as to whether it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Holder of any rule or regulation of the Commission that permits the selling of any such Registrable Securities without registration.

The Company understands that the Holder disclaims being an underwriter, but acknowledges that a determination by the Commission that the Holder is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

(c)          Except in the event that section (d) below applies, the Company shall during the Effectiveness Period: (i) prepare and file from time to time with the Commission a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Holder copies of any documents filed pursuant to clause (i) above; and (iii) upon request, inform the Holder who so requests that the Company has complied with its obligations in paragraph (d)(i) below (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify Holder to that effect, will use all commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify Holder pursuant to paragraph (d)(i) when the amendment has become effective).

(d)          In the event: (i) of any request by the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any Proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Holder (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Holder will refrain from selling any Registrable Securities pursuant to the Registration Statement (a “Suspension”) until the Holder is advised in writing by the Company that the current Prospectus may be used, and have received copies from the Company of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use all commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to Holder. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Company and Holder, the Company and Holder shall be entitled to specific performance in the event that the other party fails to comply with the provisions of this paragraph (d).

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(e)          Notwithstanding the foregoing paragraphs of this Section, the Company shall use all commercially reasonable efforts to ensure that (i) a Suspension shall not exceed thirty (30) days individually, (ii) Suspensions covering no more than forty five (45) days, in the aggregate, shall occur during any twelve (12) month period, and (iii) each Suspension shall be separated by a period of at least thirty (30) days from a prior Suspension (each Suspension that satisfies the foregoing criteria being referred to herein as a “Qualifying Suspension”).

(f)          The Company shall cause certificates evidencing the Registrable Securities not to contain any Securities Act legend: (i) upon the effectiveness of a registration statement (including the Registration Statement) covering such Registrable Securities, or (ii) following a sale of such Registrable Securities pursuant to Rule 144, or (iii) upon such Registrable Securities becoming eligible for sale under Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). Following such time as restrictive legends are not required to be placed on certificates representing Shares, the Company will, no later than five (5) Trading Days following the delivery by Holder to the Company or the Company’s transfer agent of a certificate representing Registrable Securities containing a restrictive legend, deliver or cause to be delivered to Holder a certificate representing such Registrable Securities that is free from all restrictive and other legends. The Company shall, immediately following the Registration Statement being declared effective, cause its counsel to issue a legal opinion to the Company’s transfer agent to effect the removal of the restrictive legend contemplated by this Agreement. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Agreement. Certificates for Registrable Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company system.

3.           Registration Expenses. All Registration Expenses incident to the Parties’ performance of or compliance with their respective obligations under this Agreement or otherwise in connection with the Required Registration (in each case, excluding any Selling Expenses) shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement. “Registration Expenses” shall include, without limitation, (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the Trading Market and (B) in compliance with applicable state securities or “blue sky” laws), (ii) printing expenses (including expenses of printing certificates for Shares and of printing Prospectuses if the printing of Prospectuses is reasonably requested by a Holder of Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel, auditors and accountants for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (vii) the reasonable fees and expenses of one law firm of national standing selected by the Holders owning the majority of the Registrable Securities to be included in any such registration or offering. In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Trading Market.

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4.           Indemnification.

(a)          The Company shall indemnify and hold harmless Holder, its Affiliates and each of their respective officers and directors and any agent thereof (collectively, “Holder Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any Proceeding, in which any Holder Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, in any preliminary Prospectus, or in any summary or final Prospectus or free writing Prospectus or in any amendment or supplement thereto, or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable to any Holder Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final Prospectus or free writing Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder Indemnified Person specifically for use in the preparation thereof. The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. This indemnity shall be in addition to any liability the Company may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder Indemnified Person or any indemnified party and shall survive the transfer of such securities by the Holder. Notwithstanding anything to the contrary herein, this Section 4 shall survive any termination or expiration of this Agreement indefinitely.

(b)          In connection with any Registration Statement in which the Holder participates, the Holder shall, severally and not jointly, indemnify and hold harmless the Company, its Affiliates and each of their respective officers, directors and any agent thereof, to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, in any preliminary Prospectus, or in any summary or final Prospectus or free writing Prospectus or in any amendment or supplement thereto, or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to the Holder furnished in writing to the Company by that Holder for use therein. This indemnity shall be in addition to any liability the Holder may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder from the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)          Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim or there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or may conflict with those available to another indemnified party with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

(d)          If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the untrue or alleged untrue statement of a material fact or the omission to state a material fact that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

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5.           Facilitation of Sales Pursuant to Rule 144. To the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

6.           Miscellaneous.

(a)          Remedies. In the event of actual or potential breach by the Company of any of its obligations under this Agreement, the Holder, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)          Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Holder (or a majority of Holders following distribution) as of the date of such waiver or amendment; provided, that any waiver or amendment that would have a disproportionate adverse effect on a Holder shall require the consent of such Holder. The Company shall provide prior notice to the Holder of any proposed waiver or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

(c)          Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. The address for such notices and communications shall be as follows:

If to the Company:
Fusion Telecommunications International, Inc. Attention: General Counsel 420 Lexington Avenue, Suite 1718 New York, New York 10170 E-mail: legal@fusionconnect.com
If to any Person who is then the registered Holder:	To the address of the Holder as it appears in the applicable register for the Registrable Securities or such other address as may be designated in writing by such Holder.

(d)          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as provided in this Section 6(d), this Agreement, and any rights or obligations hereunder, may not be assigned without the prior written consent of the Company and the Holder. Notwithstanding anything in the foregoing to the contrary, the rights of the Holder pursuant to this Agreement with respect to all or any portion of its Registrable Securities may be assigned without such consent with respect to such Registrable Securities (and any Registrable Securities issued as a dividend or other distribution with respect to, in exchange for or in replacement of such Registrable Securities) by the Holder to a transferee of such Registrable Securities; provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holder.

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(e)          No Third Party Beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give any Person, other than the parties hereto or their respective successors and permitted assigns, any legal or equitable right, remedy, claim or benefit under or in respect of this Agreement.

(f)          Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or portable document format (“.pdf”)) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(g)          Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York. Each of the Parties irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in in the Borough of Manhattan in the City of New York and the United States District Court for the Southern District of New York for the purpose of any Proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any Proceeding may be served on each Party anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the Parties irrevocably waives any objection to the laying of venue of any Proceeding brought in such courts and irrevocably waives any claim that any Proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(h)          Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(i)          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

(j)          Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and the matters addressed or governed hereby, whether oral or written.

(k)          Termination. Except for Section 4, this Agreement shall terminate as to the Holder, when all Registrable Securities held by the Holder no longer constitute Registrable Securities.

[THIS SPACE LEFT BLANK INTENTIONALLY]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

COMPANY:

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By:	/s/ Gordon Hutchins, Jr.
Name:	Gordon Hutchins, Jr.
Title:	Chief Operations Officer and President

HOLDER:

APPTIX, ASA

By:	/s/ Johan Lindqvist
Name:	Johan Lindqvist
Title:	Chairman of the Board of Directors

Address for notice:

Apptix ASA C/O Advokat Jon Schultz Postbox 323 1301 Sandvika Norway

Signature Page to Registration Rights Agreement